UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Credit Strategies Fund

Semi-Annual Report

June 30, 2015

NexPoint Credit Strategies Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

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Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

FUND PROFILE (unaudited)

NexPoint Credit Strategies Fund

Objective

The NexPoint Credit Strategies Fund (the “Fund”) seeks to provide both current income and capital appreciation.

Total Net Assets of Common Shares as of June 30, 2015

$526.4 million

Portfolio Data as of June 30, 2015

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 06/30/2015 (%)(1)
BB	6.2
B	19.6
CCC	12.3
CC	5.9
Not Rated	56.0

Top 5 Sectors as of 06/30/2015 (%)(2)
Financial	34.5
Real Estate Investment Trust	26.0
Utility	22.4
Media & Telecommunications	17.9
Asset-Backed Securities	14.6

Top 10 Holdings as of 06/30/2015 (%)(2)
Freedom, REIT (Common Stocks)	12.4
Nexpoint Real Estate Capital, REIT (Common Stocks)	11.4
Media General, Inc. (Common Stocks)	10.6
NRG Energy, Inc. (Common Stocks)	7.7
TerreStar Corp. (Common Stocks)	6.4
Grayson CLO, Ltd. (Preferred Stocks)	6.2
Argentine Republic Government International Bond 7.82%, 12/31/33 (Sovereign Bonds)	5.3
Stratford CLO, Ltd. (Preferred Stocks)	4.9
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	4.7
Greenbriar CLO, Ltd. (Preferred Stocks)	4.6

(1)	Quality is calculated as a percentage of total senior loans, asset-backed securities and corporate bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2015	NexPoint Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the Fund’s performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 13.7%

CHEMICALS - 0.5%
2,986,481	Vertellus Specialties, Inc. Term Loan B 10/31/2019 (b)	2,827,197

ENERGY - 0.3%
587,965	Azure Midstream Energy LLC Term Loan B 7.50%, 11/15/2018	586,495
1,529,000	Fieldwood Energy LLC Second Lien Term Loan 8.38%, 09/30/2020	1,178,049

		1,764,544

GAMING & LEISURE - 0.9%
3,883,480	Ginn-LA CS Borrower LLC First Lien Tranche A Credit-Linked Deposit (c)	77,670
8,322,966	First Lien Tranche B Term Loan (c)	166,459
8,496,252	LLV Holdco LLC Exit Revolving Loan 5.00%, 02/28/2017 (d)(e)	4,195,449

		4,439,578

HOUSING - 0.0%
2,360,772	LBREP/L-SunCal Master I LLC First Lien Term Loan B (c)(d)(f)	31,871

INFORMATION TECHNOLOGY - 0.8%
4,168,000	Scientific Games International, Inc. Term Loan B-2 10.00%, 12/01/2022	4,011,700

MEDIA & TELECOMMUNICATIONS - 0.0%
2,578,841	Endurance Business Media, Inc. Term Loan (c)(d)	—

SERVICE - 1.4%
14,753,487	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	7,158,244

TELECOMMUNICATIONS - 2.5%
13,175,710	TerreStar Corp. Term Loan A 5.50%, 02/27/2020 (d)	13,109,831

UTILITY - 7.3%
8,561,650	Entegra TC LLC Third Lien Term Loan 9.25%, 10/02/2020	8,454,629
17,000,000	Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 4.67%, 10/10/2015	9,692,975
35,329,417	Extended Term Loan 4.67%, 10/10/2017	20,434,888

		38,582,492

	Total U.S. Senior Loans (Cost $105,594,319)	71,925,457

Principal Amount		Value ($)

Foreign Denominated or Domiciled
Senior Loans (a) - 0.3%

MARSHALL ISLANDS - 0.3%
USD
1,508,485	Drillships Financing Holding, Inc. Tranche Term Loan B-1 6.00%, 03/31/2021	1,238,210

UNITED KINGDOM - 0.0%
USD
972,906	Henson No. 4, Ltd. Term Loan Facility B (c)(d)	135,689
983,159	Term Loan Facility C (c)(d)	137,049

		272,738

	Total Foreign Denominated or Domiciled Senior Loans (Cost $2,954,777)	1,510,948

Principal Amount ($)

Asset-Backed Securities (g)(h) - 14.6%
10,000,000	Acis CLO, Ltd. Series 2014-3A, Class E 5.03%, 02/01/2026	8,589,000
2,000,000	Series 2013-2A, Class E 5.21%, 10/14/2022	1,926,666
14,000,000	Series 2013-1A, Class SUB 5.83%, 04/18/2024	8,727,600
4,500,000	Series 2013-1A, Class E 5.88%, 04/18/2024	4,205,812
5,000,000	Series 2014-3A, Class F 5.88%, 02/01/2026	4,049,750
9,142,000	Series 2013-1A, Class F 6.78%, 04/18/2024	8,140,037
2,250,000	ALM VII, Ltd. Series 2013-7R2A, Class SUB 0.00%, 04/24/2024	1,884,375
1,000,000	Apidos CLO Series 2013-12A, Class F 5.18%, 04/15/2025	845,000
1,925,000	Betony CLO, Ltd. Series 2015-1A, Class SUB 0.00%, 04/15/2027	1,636,250
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.03%, 04/13/2025	1,780,000
1,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 5.87%, 10/17/2026	845,000
3,375,116	Eastland CLO, Ltd. Series 2007-1A, Class D 3.88%, 05/01/2022	3,076,840
1,000,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class F 6.13%, 01/16/2026	830,000
2,915,407	Grayson CLO, Ltd. Series 2006-1A, Class D 3.88%, 11/01/2021	2,549,524

See accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)

Asset-Backed Securities (continued)
850,000	Greywolf CLO, Ltd. Series 2013-1A, Class E 5.33%, 04/15/2025	713,065
3,000,000	Harbourview CLO, Ltd. Series 7A, Class E 5.41%, 11/18/2026	2,715,000
2,127,119	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 7.03%, 11/12/2019	2,109,038
748,799	Highland Loan Funding V, Ltd. 2.76%, 08/01/2016	643,967
13,375,000	Highland Park CDO, Ltd. Series 2006-1A, Class A2 0.66%, 11/25/2051	8,961,250
2,000,000	KVK CLO, Ltd. Series 2015-1A, Class E 6.03%, 05/20/2027	1,800,000
2,000,000	Lenox CDO, Ltd. Series 2005-1A, Class A1S 1.19%, 11/14/2043	1,800,000
1,000,000	Palmer Square CLO, Ltd. Series 2013-2A, Class D 5.62%, 10/17/2025	932,700
2,752,426	Rockwall CDO II, Ltd. Series 2007-1A, Class B2L 4.53%, 08/01/2024	2,434,108
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2016	412,500
2,100,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 5.78%, 07/24/2024	1,722,000
3,980,138	Westchester CLO, Ltd. Series 2007-1A, Class E 4.58%, 08/01/2022	3,686,058

	Total Asset-Backed Securities (Cost $75,068,628)	77,015,540

Corporate Bonds & Notes - 11.7%

ENERGY - 1.5%
877,000	American Energy-Permian Basin LLC 7.13%, 11/01/2020 (g)	600,745
307,681	7.38%, 11/01/2021 (g)	210,571
4,062,000	Arch Coal, Inc. 7.00%, 06/15/2019 (f)	609,300
3,363,000	Linn Energy LLC 6.25%, 11/01/2019	2,648,362
2,493,000	Penn Virginia Corp. 8.50%, 05/01/2020	2,249,933
5,000,000	Venoco, Inc. 8.88%, 02/15/2019 (f)	1,700,000

		8,018,911

INFORMATION TECHNOLOGY - 3.8%
23,971,250	Avaya, Inc. 10.50%, 03/01/2021 (g)	19,896,137

TELECOMMUNICATIONS - 0.3%
2,000,000	iHeartCommunications, Inc., PIK 14.00%, 02/01/2021	1,427,500

Principal Amount ($)		Value ($)

TRANSPORTATION - 0.1%
3,750,000	DPH Holdings Corp. (c)	126,563
3,933,000	DPH Holdings Corp. (c)	132,739
8,334,000	DPH Holdings Corp. (c)	281,272

		540,574

UTILITY - 6.0%
9,363,025	Entegra TC LLC, PIK 10.00%, 10/03/2017 (g)(h)	9,597,101
21,239,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (g)	16,035,445
10,190,069	Texas Competitive Electric Holdings Co. LLC. (c)(g)	3,062,500
24,000,000	Texas Competitive Electric Holdings Co. LLC. (c)	2,820,000

		31,515,046

	Total Corporate Bonds & Notes (Cost $78,678,456)	61,398,168

Principal Amount

Foreign Corporate Bonds & Notes (g) - 1.0%

CANADA - 0.9%
USD
5,069,000	Tervita Corp. 8.00%, 11/15/2018	4,638,135

NETHERLANDS - 0.1%
USD
64,515,064	Celtic Pharma Phinco BV, PIK (c)	645,151
28,665,284	Celtic Pharma Phinco BV, PIK (c)(d)	—

	Total Foreign Corporate Bonds & Notes (Cost $67,323,527)	5,283,286

Principal Amount ($)

Sovereign Bonds (c) - 12.5%
10,000,000	Argentine Republic Government International Bond 2.50%, 12/31/2038 (i)	5,400,000
27,522,000	7.82%, 12/31/2033	27,905,159
15,137,122	7.82%, 12/31/2033	15,347,860
11,216,324	8.28%, 12/31/2033	10,767,671
7,010,200	8.28%, 12/31/2033	6,607,114

	Total Sovereign Bonds (Cost $68,747,127)	66,027,804

Shares

Common Stocks - 78.2%

BROADCASTING - 0.6%
2,317,006	Communications Corp. of America (d)(j)(k)	3,058,448

CONSUMER DISCRETIONARY - 5.4%
355,925	American Airlines Group, Inc. (l)	14,213,865
24,950	Apollo Group, Inc., Class A (j)(l)	321,356
2,050	Coca-Cola Enterprises, Inc. (f)	89,052

4	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2015	NexPoint Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

CONSUMER DISCRETIONARY (continued)
1,057,918	K12, Inc. (j)(l)	13,382,662
29,825	Staples, Inc. (f)	456,621

		28,463,556

CONSUMER STAPLES - 0.0%
2,650	Dr. Pepper Snapple Group, Inc. (l)	193,185

ENERGY - 2.1%
161,280	Atlantic Power Corp. (f)	496,742
3,360	California Resources Corp.	20,294
2,060,928	Ocean Rig UDW, Inc. (l)	10,572,561

		11,089,597

FINANCIAL - 4.7%
1,000,000	Adelphia Recovery Trust (j)	2,000
46,601	American Banknote Corp.	240,927
917,785	Fortress Investment Group LLC, Class A (l)	6,699,830
83,904	MPM Holdings, Inc. (j)	2,475,168
7,714,891	Specialty Finance, Inc. (d)(j)(m)(n)	7,403,981
1,175,233	SWS Group, Inc. (d)(j)(l)	8,120,860

		24,942,766

GAMING & LEISURE - 0.0%
14	LLV Holdco LLC - Litigation Trust Units (d)(n)	—
26,712	LLV Holdco LLC - Series A, Membership Interest (d)(n)	—
144	LLV Holdco LLC - Series B, Membership Interest (d)(n)	—

		—

HEALTHCARE - 0.5%
24,000,000	Genesys Ventures IA, LP (d)(j)	2,486,400

HOUSING - 0.2%
368,150	CCD Equity Partners LLC (d)(j)	1,159,672

INDUSTRIALS - 0.8%
6,241,435	DryShips, Inc. (j)(l)	3,752,351
18,550	JetBlue Airways Corp. (j)	385,098

		4,137,449

INFORMATION TECHNOLOGY - 3.9%
833	CDK Global, Inc. (f)	44,965
563,485	Corning, Inc. (l)	11,117,559
1	Magnachip Semiconductor Corp. (j)	8
185,272	Microsoft Corp. (l)	8,179,759
27,450	NetApp, Inc. (l)	866,322
11,600	Teradata Corp. (j)(l)	429,200

		20,637,813

MEDIA & TELECOMMUNICATIONS - 17.9%
6,480	Endurance Business Media, Inc., Class A (d)(j)	—
18,000	Gray Television, Inc., Class A (j)	234,630
39,684	Loral Space & Communications, Inc. (j)	2,504,854
3,384,100	Media General, Inc. (j)(l)	55,905,332
308,875	Metro-Goldwyn-Mayer, Inc., Class A (j)(o)	24,486,066

Shares		Value ($)
372,971	MPM Holdings, Inc. (j)	11,002,645
645	Time, Inc.	14,841

		94,148,368

REAL ESTATE - 0.0%
346,510	Allenby (d)(n)	—
3,746,746	Claymore (d)(n)	4

		4

REAL ESTATE INVESTMENT TRUST - 26.0%
25,040,536	Freedom, REIT (d)(n)	65,355,798
5,572,182	Nexpoint Real Estate Capital, REIT (d)(n)	60,129,412
1,150,027	Spirit Realty Capital, Inc., REIT (l)	11,120,761

		136,605,971

TELECOMMUNICATIONS - 6.4%
110,872	TerreStar Corp. (d)(j)	33,690,675

UTILITY - 9.1%
26,220	Entegra TC LLC, Class A (j)	7,407,150
1,272,973	Entegra TC LLC, Class B (j)	19,095
1,773,263	NRG Energy, Inc. (l)	40,572,257

		47,998,502

WIRELESS COMMUNICATIONS - 0.6%
2,260,529	Pendrell Corp. (j)	3,096,925

	Total Common Stocks (Cost $539,873,082)	411,709,331

Preferred Stocks (g) - 29.8%

FINANCIAL - 29.8%
14,500	Aberdeen Loan Funding, Ltd.	5,731,850
1,200	Brentwood CLO, Ltd.	636,000
13,800	Brentwood CLO, Ltd.	7,314,000
34,500	Eastland CLO, Ltd.	19,535,625
5,000	Eastland Investors Corp.	2,831,250
7,750	Gleneagles CLO, Ltd.	2,208,750
62,600	Grayson CLO, Ltd., Series II	32,771,100
1,500	Grayson Investors Corp.	785,250
39,000	Greenbriar CLO, Ltd.	24,472,500
3,750	Greenbriar CLO, Ltd.	2,353,125
2,500	Liberty CLO, Ltd.	990,375
8,500	Red River CLO, Ltd., Series PS-2	3,170,144
10,500	Rockwall CDO, Ltd.	7,656,600
6,000	Southfork CLO, Ltd.	2,845,200
41,500	Stratford CLO, Ltd.	25,937,500
29,007	Westchester CLO, Ltd.	17,342,632

		156,581,901

	Total Preferred Stocks (Cost $169,308,711)	156,581,901

Exchange-Traded Funds (j) - 2.8%
23,400	Direxion Daily Gold Miners Bull 3x Shares, ETF (l)	189,774
27,200	ProShares Ultra Gold, ETF	1,007,488
227,426	ProShares Ultra Silver, ETF (l)	8,330,614
183,305	ProShares UltraShort Nasdaq Biotechnology, ETF (l)	5,264,520

	Total Exchange-Traded Funds (Cost $32,261,993)	14,792,396

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2015	NexPoint Credit Strategies Fund

Units		Value ($)

Warrants (d)(j) - 0.0%

GAMING & LEISURE - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15	—
828	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15	—
925	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15	—
1,041	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15	—
1,179	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15	—

		—

	Total Warrants (Cost $—)	—

Contracts

Purchased Call Options (p) - 2.0%
9,000	Anadarko Petroleum Corp., Strike price $72.50, expires 01/15/2016	8,460,000
4,000	Anadarko Petroleum Corp., Strike price $80.00, expires 01/15/2016	2,100,000

	Total Purchased Call Options (Cost $14,084,999)	10,560,000

Total Investments - 166.6%		876,804,831

	(Cost $1,153,895,619)

Securities Sold Short - (6.0)%

Common Stocks (q) - (6.0)%

ENERGY - (1.8)%
139,500	Cheniere Energy, Inc.	(9,661,770)
8,451	Seventy Seven Energy, Inc.	(36,255)

		(9,698,025)

HEALTHCARE - (2.3)%
16,000	Alexion Pharmaceuticals, Inc.	(2,892,320)
266,800	Myriad Genetics, Inc.	(9,068,532)

		(11,960,852)

INFORMATION TECHNOLOGY - (1.9)%
114,750	Zillow Group, Inc., Class A	(9,953,415)

	Total Common Stocks (Proceeds $35,693,803)	(31,612,292)

	Total Securities Sold Short (Proceeds $35,693,803)	(31,612,292)

Other Assets & Liabilities, Net - (60.6)%		(318,814,994)

Net Assets - 100.0%		526,377,545

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(d)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $199,015,139, or 37.8% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2015.
(e)	Fixed rate senior loan.
(f)	All or part of the security is pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. The market value of the securities pledged as collateral was $141,127,997.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $288,283,226 or 54.8% of net assets.
(h)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2015.
(i)	Step coupon bond. The interest rate shown reflects the rate in effect June 30, 2015 and will reset at a future date.
(j)	Non-income producing security.
(k)	Shares are held in an escrow account.
(l)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $188,151,120.
(m)	This investment is made up of the fair value of ten life settlement contracts.
(n)	Affiliated issuer. Assets with a total aggregate market value of $132,889,195, or 25.2% of net assets, were affiliated with the Fund as of June 30, 2015.
(o)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(p)	Options are shown at market value.
(q)	No dividend payable on security sold short.

Currency Abbreviations:

EUR	Euro Currency
GBP	British Pound
USD	United States Dollar

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2015	NexPoint Credit Strategies Fund

Glossary:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

Written options contracts outstanding as of June 30, 2015 were as follows:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
WRITTEN PUT OPTIONS:
Anadarko Petroleum Corp.	$80.00	January 2016	4,000	$2,529,793	$(2,980,000)

Total Written Options Contracts				$2,529,793	$(2,980,000)

Foreign Denominated or Domiciled Senior Loans and Foreign Corporate Bonds & Notes Industry Concentration Table: (% of Net Assets)
Service	0.9%
Energy	0.3%
Healthcare	0.1%
Retail	0.0	%(1)

Total	1.3%

(1)	Less than 0.5%

See accompanying Notes to Financial Statements.	7

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2015 (unaudited)	NexPoint Credit Strategies Fund

($)
Assets
Investments from unaffiliated issuers, at value (cost $900,456,311)	743,915,636
Affiliated issuers, at value (cost $253,439,308) (Note 11)	132,889,195

Total Investments, at value (cost $1,153,895,619)	876,804,831
Receivable for:
Investments sold	50,773,833
Dividends and interest	7,270,452
Prepaid expenses and other assets	771,613

Total assets	935,620,729

Liabilities
Due to custodian	43,151,979
Notes payable (Note 6)	261,850,000
Securities sold short, at value (proceeds $35,693,803) (Notes 2 and 9)	31,612,292
Written options contracts, at value (premiums $2,529,793) (Note 3)	2,980,000
Due to broker (Note 2)	44,932,775

Payable for:
Investments purchased	23,161,018
Investment advisory fees and administration fees (Note 8)	825,498
Trustees’ fees	25,732
Interest expense (Note 6)	435,673
Accrued expenses and other liabilities	268,217

Total liabilities	409,243,184

Net Assets Applicable to Common Shares	526,377,545

Net Assets Consist of:
Par value (Note 1)	63,881
Paid-in capital in excess of par value of common shares	941,655,463
Undistributed net investment income	0
Accumulated net realized loss from investments, securities sold short and foreign currency transactions	(141,809,731)
Net unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(273,532,068)

Net Assets Applicable to Common Shares	526,377,545

Common Shares
Net assets	526,377,545
Shares outstanding (unlimited authorization)	63,881,473
Net asset value per share (Net assets/shares outstanding)	8.24

8	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (unaudited)	NexPoint Credit Strategies Fund

($)
Investment Income
Dividends from unaffiliated issuers	28,231,376
Dividends from affiliated issuers (Note 11)	111,769,675
Less: Foreign taxes withheld	(4,827)
Securities lending income (Note 4)	43,653
Interest from unaffiliated issuers	11,067,828
Other income	15,728

Total Income	151,123,433

Expenses:
Investment advisory fees (Note 8)	5,368,097
Administration fees (Note 8)	1,073,620
Transfer agent fees	34,646
Trustees’ fees (Note 8)	47,302
Accounting services fees	132,728
Audit fees	109,616
Legal fees	541,212
Registration fees	22,347
Insurance	62,862
Reports to shareholders	86,785
Interest expense (Note 6)	2,175,663
Dividends and fees on securities sold short (Note 2)	640,096
Other expenses	277,885

Total operating expenses	10,572,859

Net investment income	140,550,574

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain/(loss) on investments from unaffiliated issuers	4,032,053
Net realized gain/(loss) on securities sold short (Note 2)	3,328,595
Net realized gain/(loss) on written options contracts (Note 3)	409,248
Net realized gain/(loss) on foreign currency transactions	(443,551)
Net change in unrealized appreciation/(depreciation) on investments	(130,884,678)
Net change in unrealized appreciation/(depreciation) on securities sold short (Note 2)	2,536,934
Net change in unrealized appreciation/(depreciation) on written options contracts (Note 3)	984,173
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	40,354

Net realized and unrealized gain/(loss) on investments	(119,996,872)

Total decrease in net assets resulting from operations	20,553,702

See accompanying Notes to Financial Statements.	9

STATEMENTS OF CHANGES IN NET ASSETS

NexPoint Credit Strategies Fund

	Six Months Ended June 30, 2015 (unaudited) ($)	Year Ended December 31, 2014 ($)
From Operations
Net investment income	140,550,574	52,656,114
Net realized gain/(loss) on investments, securities sold short and foreign currency transactions	7,326,345	238,753,558
Net change in unrealized depreciation on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	(127,323,217)	(110,619,647)

Net change in net assets from operations	20,553,702	180,790,025

Distributions Declared to Common Shareholders
From net investment income	(22,997,330)	(44,397,624)
Spin-Off (Note 12)	(332,056,224)	—

Total distributions declared to common shareholders	(355,053,554)	(44,397,624)

Total increase/(decrease) in net assets from common shares	(334,499,852)	136,392,401

Net Assets Applicable to Common Shareholders
Beginning of period	860,877,397	724,484,996

End of period (including undistributed net investment income of $0 and $17,839,665 respectively)	526,377,545	860,877,397

Change in Common Shares
Net increase/(decrease) in common shares	—	—

10	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2015	NexPoint Credit Strategies Fund

($)
Cash Flows Provided by Operating Activities
Net increase in net assets from operations	20,553,702

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities from unaffiliated issuers	(321,597,029)
Proceeds from disposition investment securities from unaffiliated issuers	769,053,295
Purchases of investment securities from affiliated issuers	(132,553,980)
Purchases of purchased options	(4,505,120)
Purchases of securities sold short	(19,195,712)
Proceeds from securities sold short	24,576,477
Paydowns at cost	434,579
Net accretion of discount	(1,992,054)
Net premium received on open written options contracts	1,643,022
Net realized gain on investments from unaffiliated issuers	(4,032,053)
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(3,294,292)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	127,323,217
Increase in receivable for investments sold	(4,188,549)
Increase in receivable for dividends and interest	(77,935)
Increase in other assets	(682,222)
Increase in payable for investments purchased	6,087,469
Decrease in payable for Due to Broker	(11,920,837)
Decrease in payables to related parties	(266,036)
Increase in payable for interest expense	21,659
Decrease in accrued expenses and other liabilities	(156,744)

Net cash flow provided by operating activities	445,230,857

Cash Flows Used In Financing Activities
Decrease in notes payable	(123,486,455)
Distributions paid in cash	(22,997,330)
Spin-Off (Note 12)	(332,056,224)

Net cash flow used in financing activities	(478,540,009)
Effect of exchange rate changes on cash	(403,197)

Net decrease in cash	(33,712,349)

Cash & Foreign Currency/Due to Custodian
Beginning of the year	(9,439,630)

End of the year	(43,151,979)

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	2,154,004

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

NexPoint Credit Strategies Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2015 (unaudited) 2015		For the Years Ended December 31,
Common Shares Per Share Operating Performance:			2014	2013	2012	2011	2010

Net Asset Value, Beginning of Period	$13.48		$11.34	$7.46	$6.94	$7.72	$7.20
Income from Investment Operations:
Net investment income	2.20	(g)	0.82	0.63	0.43	0.47	0.59
Net realized and unrealized gain/(loss)	(1.88)		2.02	3.80	0.52	(0.72)	0.56

Total from investment operations	0.32		2.84	4.43	0.95	(0.25)	1.15
Less Distributions Declared to Common Shareholders:
From net investment income	(0.36)		(0.70)	(0.55)	(0.43)	(0.53)	(0.63)
From spin-off (Note 12)	(5.20)		—	—	—	—	—

Total distributions declared to common shareholders	(5.56)		(0.70)	(0.55)	(0.43)	(0.53)	(0.63)
Net Asset Value, End of Period	$8.24		$13.48	$11.34	$7.46	$6.94	$7.72
Market Value, End of Period	$7.33		$11.23	$9.42	$6.64	$6.18	$7.58
Market Value Total Return(a)	10.45	%(b)	26.77%	52.03%	14.73%	(12.18)%	30.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$526,378		$860,877	$724,485	$476,263	$443,048	$492,753
Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(c)(d)	3.02	%(e)	2.48%	2.82%	3.14%	3.15%	3.14%
Fees and expenses waived	N/A		N/A	N/A	N/A	N/A	(0.14)%
Net operating expenses(c)	3.02	%(e)	2.48%	2.82%	3.14%	3.15%	3.00%
Net investment income	40.20	%(e)(h)	6.45%	7.01%	6.00%	6.24%	7.92%
Ratios based on managed net assets of common shares:
Gross operating expenses(c)(f)	1.97	%(e)	1.68%	1.98%	2.26%	2.27%	2.51%
Fees and expenses waived	N/A		N/A	N/A	N/A	N/A	(0.11)%
Net operating expenses(c)	1.97	%(e)	1.68%	1.98%	2.26%	2.27%	2.40%
Net investment income	26.18	%(e)(i)	4.38%	4.91%	4.32%	4.50%	6.34%
Portfolio turnover rate	17	%(b)	59%	74%	92%	52%	91%

(a)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(b)	Not annualized
(c)	Includes dividends and expenses on securities sold short.
(d)	Gross operating expenses (excluding interest expense and commitment fees) were 2.40% for the period ended June 30, 2015. Gross operating expenses (excluding interest expense and commitment fees) were 1.98%, 2.22%, 2.22%, 2.23% and 2.13% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(e)	Annualized
(f)	Gross operating expenses (excluding interest expense and commitment fees) were 1.56% for the period ended June 30, 2015. Gross operating expenses (excluding interest expense and commitment fees) were 1.34%, 1.56%, 1.60%, 1.61% and 1.70% for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.
(g)	Includes non-recurring dividend from Freedom REIT. (See Note 12).
(h)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 8.23%. (See Note 12).
(i)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 5.36%. (See Note 12).

12	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2015	NexPoint Credit Strategies Fund

Note 1. Organization

NexPoint Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The financial statements include information for the six months ended June 30, 2015. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint”) or “Investment Adviser”, an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to common shares, securities with readily available market quotations on the NYSE, NASDAQ or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things,: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2015, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks,

preferred stocks, exchange-traded funds, warrants, securities sold short and options. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last traded price on the primary exchange on which they trade. If an option does not trade, the mid-price is utilized to value the option.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2015 is as follows:

	Total value at June 30, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Credit Strategies Fund
Assets
U.S. Senior Loans
Chemicals	$2,827,197	$—	$—	$2,827,197
Energy	1,764,544	—	1,764,544	—
Gaming & Leisure	4,439,578	—	244,129	4,195,449
Housing	31,871	—	—	31,871
Information Technology	4,011,700	—	4,011,700	—
Media & Telecommunications	—	—	—	—	(2)
Service	7,158,244	—	7,158,244	—
Telecommunications	13,109,831	—	—	13,109,831
Utility	38,582,492	—	30,127,863	8,454,629
Foreign Denominated or Domiciled Senior Loans	1,510,948	—	1,238,210	272,738
Asset-Backed Securities	77,015,540	—	77,015,540	—
Corporate Bonds & Notes(1)	61,398,168	—	61,398,168	—
Foreign Corporate Bonds & Notes	5,283,286	—	5,283,286	—
Sovereign Bonds	66,027,804	—	66,027,804	—
Common Stocks
Broadcasting	3,058,448	—	—	3,058,448
Consumer Discretionary	28,463,556	28,463,556	—	—
Consumer Staples	193,185	193,185	—	—
Energy	11,089,597	11,089,597	—	—
Financial	24,942,766	6,701,830	2,475,168	15,765,768
Gaming & Leisure	—	—	—	—	(2)
Healthcare	2,486,400	—	—	2,486,400
Housing	1,159,672	—	—	1,159,672
Industrials	4,137,449	4,137,449	—	—
Information Technology	20,637,813	20,637,813	—	—
Media & Telecommunications	94,148,368	58,659,657	35,488,711	—	(2)
Real Estate	4	—	—	4	(2)
Real Estate Investment Trust	136,605,971	11,120,761	—	125,485,210
Telecommunications	33,690,675	—	—	33,690,675
Utility	47,998,502	40,572,257	7,426,245	—
Wireless Communications	3,096,925	3,096,925	—	—
Preferred Stocks(1)	156,581,901	—	156,581,901	—
Exchange-Traded Funds	14,792,396	14,792,396	—	—
Warrants(1)
Equity Contracts	—	—	—	—	(2)
Purchased Call Options	10,560,000	10,560,000	—	—

Total Assets	$876,804,831	$210,025,426	$456,241,513	$210,537,892

Liabilities
Securities Sold Short(1)	$(31,612,292)	$(31,612,292)	$—	$—
Other Financial Instruments
Written Put Options Contracts Equity Contracts	(2,980,000)	(2,980,000)	—	—

Total Liabilities	$(34,592,292)	$(34,592,292)	$—	$—

Total	$842,212,539	$175,433,134	$456,241,513	$210,537,892

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the six months ended June 30, 2015.

	Balance as of December 31, 2014	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases(1)	Net (Sales) (1)	Balance as of June 30, 2015		Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
U.S. Senior Loans
Chemicals	$—	$—	$—	$4,282	$748	$187,304	$2,640,878	$(6,015)	$2,827,197		$187,304
Gaming & Leisure	4,596,592	—	—	—	—	(610,769)	209,626	—	4,195,449		(610,769)
Healthcare	2,150,625	—	—	757	(34,057)	47,175	—	(2,164,500)	—		—
Housing	72,857	—	—	—	77,012	(33,893)	—	(84,105)	31,871		(33,893)
Media & Telecommunications	6,637,538	—	—	—	2,418	(186,317)	208,240	(6,661,879)	—	(2)	4,882
Telecommunications	—	—	—	(615)	11,517	(76,782)	15,891,029	(2,715,318)	13,109,831		(76,782)
Utility	7,883,995	—	—	54,087	—	138,962	377,585	—	8,454,629		138,962
Foreign Denominated or Domiciled Senior Loans	383,212	—	—	(251)	(2,178)	187,455	—	(295,500)	272,738		185,352
Foreign Corporate Bonds & Notes
Healthcare	645,151	—	(645,151)	—	—	—	—	—	—		—
Common Stocks
Broadcasting	2,826,747	—	—	—	—	231,701	—	—	3,058,448		231,701
Financial	7,285,094	8,120,860	(2,475,168)	—	—	(443,777)	3,278,759	—	15,765,768		(559,146)
Gaming & Leisure	—	—	—	—	—	—	—	—	—	(2)	—
Healthcare	3,429,600	—	—	—	—	(943,200)	—	—	2,486,400		(943,200)
Housing	1,239,193	—	—	—	—	(79,521)	—	—	1,159,672		(79,521)
Media & Telecommunications	4,085,241	—	—	—	—	774,723	6,142,681	(11,002,645)	—	(2)	—
Real Estate	3	—	—	—	—	(1,448,529)	1,448,530	—	4	(2)	(1,448,529)
Real Estate Investment Trust	294,021,630	—	—	—	—	(76,155,321)	459,959,674	(552,340,773)	125,485,210		(76,155,321)
Telecommunications	12,325,733	—	—	—	—	2,101,116	19,263,826	—	33,690,675		2,101,116
Warrants
Equity Contracts	—	—	—	—	—	—	—	—	—	(2)

Total	$347,583,211	$8,120,860	$(3,120,319)	$58,260	$55,460	$(76,309,673)	$509,420,828	$(575,270,735)	$210,537,892		$(77,057,844)

(1)	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.
(2)	This category includes securities with a value of zero.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six months ended June 30, 2015, a net amount of $8,120,860 of the Fund’s portfolio investments, respectively, was transferred from Level 1 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable. Transfers from Level 1 to 3 were due to a decline in market activity (e.g. frequency of trades), which resulted in a reduction of available market inputs to determine price.

For the six months ended June 30, 2015, a net amount of $3,120,319 of the Fund’s portfolio of investments were transferred from Level 3 to Level 2. Transfers from Level 3 to Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the six months ended June 30, 2015, there were no transfers between Level 1 and 2.

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s)
Real Estate Investment Trust	$125,485,210	Fair Valuation-Multiple Methodologies(1)	Capitalization Rates	5.9% - 11.9%
		Net Asset Value of Underlying Assets	N/A	N/A
Common Stock	56,160,966	Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.50
			Multiple of EBITDA	8.1x
		Weighted Scenarios	Scenario Probabilities	Various
		Discounted Cash Flow	Discount Rate	15%
		Net Asset Value of Underlying Assets	N/A	N/A
Bank Loans	28,891,715	Third-Party Pricing Vendor	N/A	N/A
		Discounted Cash Flow	Spread Adjustment	0.0% - 0.2%

Total	$210,537,892

(1)	Methodologies consist of the Income Approach, Market Approach and Cost Approach.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of specific identification method for both financial statement and U.S. federal income tax purposes.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds are computed to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”)

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank and does not include cash posted as collateral in the segregated account or with the broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for securities sold short is classified as due to broker on the Statement of Assets and Liabilities. Securities held as collateral for securities sold short are shown on the Investment Portfolio for the Fund.

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

Note 3. Derivative Transactions

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Options

The Fund purchases and writes options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, nonperformance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased are adjusted by the original premium received or paid.

Transactions in written options for the six months ended June 30, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	5,050	$1,296,020
Call Options Written	7,000	2,957,114
Call Options Exercised	(5,050)	(1,296,020)
Call Options Expired	(1,000)	(142,440)
Call Options Closed	(2,000)	(284,881)

Outstanding, June 30, 2015	4,000	2,529,793

Additional Derivative Information

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows and d) how the netting of derivatives subject to master netting arrangements affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2015:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Equity Price Risk	$10,560,000	(1)	$2,980,000	(2)

(1)	Statement of Assets and Liabilities location: Investments from unaffiliated issuers, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s

International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

During the six months ended June 30, 2015, the Fund did not hold investments with such master arrangements.

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2015, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(6,017,462	)(1)(2)	$(5,755,528	)(3)(4)

(1)	Statement of Operations location: Realized gain/(loss) on investments from unaffiliated issuers.
(2)	Statement of Operations location: Realized gain/(loss) on investments from written options contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options contracts.

The average notional volume of derivative activity for the six months ended June 30, 2015, is as follows:

Units/ Contracts
Purchased Options Contracts	26,030
Written Options Contracts	4,017

Note 4. Securities Lending

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. Pursuant to the Fund’s securities lending policy, securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies or instrumentalities, irrevocable letters of credit issued by a bank, or forms of collateral acceptable under the Fund’s securities lending agreement at least equal at all times to the current market value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

Securities lending transactions are entered into pursuant to Securities Lending Authorization Agreements (“SLAA”), which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLAA counterparty’s bankruptcy or insolvency. Under the SLAA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by State Street Bank and Trust Company (“State Street”). State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof. As of June 30, 2015, the Fund did not hold securities on loan.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the year ended December 31, 2014, permanent differences chiefly resulting from foreign currency gains and losses, paydown gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts and non-deductible excise taxes paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
$3,166,684	$(2,022,747)	$(1,143,937)

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

For the year ended December 31, 2014, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)(2)
$20,823,862	$—	$(89,122)	$(169,129,683)	$(129,110,319)
(1)	Other Temporary Differences is comprised of interfund buy/sell transactions.
(2)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash, non-taxable dividends, partnership, controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Fund) basis adjustments and defaulted bonds.

For the year ended December 31, 2014, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

2017		2018		No Expiration Short-Term(2)	No Expiration Long-Term(2)	Total
$123,236,582	(1)	$45,893,101	(1)	$—	$—	$169,129,683

(1)	The Fund’s ability to utilize the capital loss carryforward may be limited.

(2)	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 (unless otherwise indicated) is as follows:

Distributions Paid From:	2014	2013
Ordinary Income(1)	$44,397,624	$35,070,929

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2015, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation) (1)	Cost
$77,250,103	$337,261,559	$(260,011,456)	$1,136,816,287

(1)	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and other adjustments.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred (and certain ordinary losses after January 1st may be deferred) and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2014, the Fund did not elect to defer net realized capital losses incurred from November 1, 2013 through December 31, 2014.

Note 6. Credit Agreement

On February 2, 2011, the Fund entered into a $125,000,000 credit agreement with State Street Bank and Trust Company (the “Credit Agreement”). Concurrent with entering into the Credit Agreement, the Fund agreed to pay a $125,000 structuring fee, which was amortized ratably over the term of the agreement. The terms of the Credit Agreement require the Fund to pay 0.15% on the uncommitted balance and pay a spread of 1.25% over LIBOR on amounts borrowed.

On December 14, 2012, the Fund entered into an amendment extending the Credit Agreement termination date from January 31, 2013 to December 13, 2013. Additionally, the spread over LIBOR on amounts borrowed declined from 1.10% to 0.95%. The terms of the Credit Agreement continue to require the Fund to pay 0.15% on the uncommitted balance. On May 9, 2014 the Credit Agreement was increased to $250,000,000, and the termination date was extended to May 8, 2015. On May 8, 2015, the Credit Agreement termination date was extended to May 6, 2016 and the facility decreased to $200,000,000, increasing the interest rate to LIBOR + 1.10%. Additionally, the Fund agreed to pay increased commitment fee expenses of 0.20% on undrawn amounts. As of June 30, 2015, the carrying value of the outstanding debt under the Credit Agreement was $200,000,000, excluding accrued interest that was owed at that date. As of June 30, 2015, the fair value of the outstanding Credit Agreement was estimated to be $200,816,990, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 11 month risk free rate.

For the six months ended June 30, 2015, the average daily note balance was $218,801,657 at a weighted average interest rate of 1.15%, excluding any commitment fee. With respect to the note balance, interest expense of $1,275,775 and uncommitted balance fee of $13,147 are included in interest expense in the Statement of Operations.

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

On May 16, 2013, the Fund entered into a $125,000,000 Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. (“BNPP PB, Inc.”) (the “Committed Facility Agreement”). The terms of the Committed Facility Agreement require the Fund to pay 0.55% on the uncommitted balance and pay a spread of 0.75% over the 1-month LIBOR on amounts borrowed. The Fund has the right to terminate the agreement upon 90 days prior notice. On May 29, 2013 the Committed Facility Agreement was amended (the “First Amendment”), increasing from $125,000,000 to $155,000,000. On December 11, 2013 the Committed Facility Agreement was amended (the “Second Amendment”), increasing from $155,000,000 to $175,000,000. On May 6, 2014, the Committed Facility Agreement was amended (the “Third Amendment”), increasing from $175,000,000 to $200,000,000. On October 28, 2014, the Committed Facility Agreement was amended (the “Fourth Amendment”), increasing the number of days prior notice necessary to terminate the agreement from 90 days to 180 days. On February 26, 2015, the Committed Facility Agreement was amended (the “Fifth Amendment”), increasing from $200,000,000 to $225,000,000. As of June 30, 2015, the carrying value of the Committed Facility Agreement was $61,850,000. The fair value of the outstanding Credit Agreement was estimated to be $62,175,352, and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90 day risk free rate.

For the six months ended June 30, 2015, the average daily note balance was $148,971,500 at a weighted average interest rate of 0.90%, excluding any commitment fee. With respect to the note balance, interest expense of $697,909 and uncommitted balance fee of $188,832 are included in interest expense in the Statement of Operations.

Note 7. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement and Committed Facility Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
06/30/2015	$261,850,000	301.0%
12/31/2014	385,336,455	323.0
12/31/2013	318,500,000	327.5
12/31/2012	225,000,000	311.7
12/31/2011	173,000,000	356.1
12/31/2010	120,000,000	510.6
12/31/2009	112,000,000	509.6
12/31/2008	141,000,000	356.2
12/31/2007	248,000,000	350.4

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average daily value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to State Street Bank and Trust Company. The Investment Adviser pays State Street Bank and Trust Company directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are advised by the Investment Adviser or its affiliated advisors as of the date of this report.

The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.

Note 9. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Counterparty Credit Risk

Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

Foreign Securities Risk

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Hedging Transactions Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid Securities Risk

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Indemnification Risk

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments in Foreign Markets Risk

Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Real Estate Investment Trusts Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Restricted Securities Risk

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale, which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2015	NexPoint Credit Strategies Fund

Short-Selling Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Troubled, Distressed or Bankrupt Companies Risk

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Note 10. Investment Transactions

For the six months ended June 30, 2015, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $198,996,989 and $426,693,578.

Note 11. Affiliated Issuers

Under Section 2(a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if the fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies during the six months ended June 30, 2015:

			Market Value
Issuer	Shares at December 31, 2014	Shares at June 30, 2015	December 31, 2014	June 30, 2015	Affiliated Income	Purchases	Sales
Allenby (Common Stocks)	250,912	346,510	$—	$—	$—	$95,598	$—
Claymore (Common Stocks)	2,393,814	3,746,746	3	4	—	1,352,932	—
Endurance Business Media, Inc. (Common Stocks)(1)	6,480	—	—	—	—	84,280,450	—
Freedom REIT (Common Stocks)(2)	15,006,336	25,040,536	278,967,787	65,355,798	111,769,675	—	—
LLV Holdco, LLC (Common Stocks)	26,870	26,870	—	—	—	43,625,000	—
NexPoint Real Estate Capital, REIT (Common Stocks)(2)	1,457,100	5,572,182	15,051,843	60,129,412	—	—	—
NexPoint Residential Trust, Inc. REIT (Common Stocks)(1)(2)	200,000	—	2,000	—	—	—	—
Specialty Finance, Inc. (Common Stocks)	4,762,223	7,714,891	4,630,310	7,403,981	—	3,200,000	—

	24,103,735	42,447,735	$298,651,943	$132,889,195	$111,769,675	$132,553,980	$—

(1)	No longer an affiliate as of June 30, 2015.
(2)	Managed by the same Investment Adviser as the Fund.

Note 12. Spin-Off

On September 9, 2014, the Board announced a plan to separate NexPoint Residential Trust, Inc. (“NXRT”) from the Fund through a series of restructuring transactions involving Freedom REIT, the Fund’s wholly-owned subsidiary, and NXRT, a real estate investment trust, followed by a distribution of all of the outstanding shares of NXRT common stock to the shareholders of the Fund on a pro-rata basis (the “Spin-Off”).

The Board approved the advisory agreement for NXRT on January 5, 2015, which subsequently was approved by the shareholders of the Fund on March 16, 2015.

On April 1, 2015, the Fund transferred certain real estate assets, multifamily properties, held by Freedom REIT to NXRT in exchange for NXRT common stock. The Fund completed the spin-off through a pro-rata taxable distribution of NXRT common stock to the Fund’s shareholders of record as of the close of business on March 23, 2015 (the “Record Date”). The Fund’s shareholders received one share of NXRT common stock for every three common shares of the Fund held on the Record Date in the amount of $332,056,224, as shown on the Statements of Changes in Net Assets.

Semi-Annual Report	25

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015	NexPoint Credit Strategies Fund

The Fund will continue to operate as a non-diversified, closed-end investment company and NXRT will acquire, own, operate and selectively develop multifamily real property.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

26	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2015	NexPoint Credit Strategies Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Tax Information

For shareholders that do not have a December 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2014 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2014, the Fund hereby designates the following items with regard to distributions paid during the year.

Qualified Dividends and Corporate Dividends Received Deduction	Qualified Dividend Income (15% tax rate for QDI)	Qualifying Interest Income
6.39%	9.05%	45.04%

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on June 5, 2015. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes For	Votes Withheld
To elect Terrence O. Jones as Class III Trustee of the Fund, to serve for a three-year term expiring at the 2018 Annual Meeting	46,379,809	6,099,680
To elect John Honis as Class III Trustee of the Fund, to serve for a three-year term expiring at the 2018 Annual Meeting	46,347,595	6,131,896

In addition to the two Trustees who were elected at the annual meeting, as noted above, the following other Trustees continued in office after the Fund’s annual meeting: Timothy K. Hui, Dr. Bob Froehlich, Bryan A. Ward and Ethan Powell.

Semi-Annual Report	27

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Ross Avenue, Suite 1800

Dallas, TX 75201

Fund Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

This report has been prepared for shareholders of NexPoint Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-866-351-4440 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.NexPointAdvisors.com.

On June 20, 2014, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive officer and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

28	Semi-Annual Report

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Credit Strategies Fund	Semi-Annual Report, June 30, 2015

www.nexpointadvisors.com	NexPoint-HCF-AR-12/15

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report filed under Item 1 of this form.

(b)	Not applicable.

Item  7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Credit Strategies Fund’s (the Registrant) most recently filed annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:      September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:      September 3, 2015

By (Signature and Title):	/s/ Brian Mitts
Brian Mitts
Executive Vice President, Principal Financial Officer and Principal Accounting Officer

Date:      September 3, 2015